EXHIBIT 10.38

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE ACCEPTABLE TO THE COMPANY.

COACH INDUSTRIES GROUP, INC.

Option to Purchase Common Stock

Coach Industries Group, Inc. (the “Company”), for value received, hereby certifies that Steven Rothman (the “Optionee”) is entitled, subject to the terms set forth below, to purchase from the Company on or after February 1, 2006 (the “Issuance Date”), up to 50,000 shares of the Company’s common stock (“Common Stock”) at the exercise price of $0.37 per share of Common Stock (the “Exercise Price”). The right of the Optionee to purchase the Common Stock shall terminate on a date, which is ten years from the date of this Option (the “Expiration Date”). The shares purchasable upon exercise of this Option, as adjusted from time to time pursuant to the provisions of this Option, are hereinafter referred to as the “Option Shares.”

1. Exercise. Subject to the terms of this Option, the purchase rights represented by this Option may be exercised by Optionee, in whole or in part (but not as to less than a whole share of Common Stock), at any time, and from time to time, during the period commencing on the Issuance Date and terminating on the Expiration Date.

(a) Exercise by Payment. This Option may be exercised by Optionee by: (i) surrender of this Option at the principal office of the Company, (ii) delivery of a duly executed Purchase Notice, in the form attached hereto as Exhibit A, at the Company’s office (or such office or agency of the Company as it may designate in writing to Optionee), specifying the number of Common Shares as to which the Option is being exercised, and (iii) payment by Optionee to the Company of an amount equal to the Exercise Price multiplied by the number of Common Shares being purchased (the “Purchase Price”). Such payment shall be made by cash, by certified check, bank draft or confirmed wire transfer.

(b) Cashless Exercise. Notwithstanding the payment provisions set forth in Section 1(a) above, Optionee may elect to receive Option Shares equal to the value of this Option (or any portion thereof vested but unexercised) by (i) surrender of this Option at the principal office of the Company and (ii) delivery of a duly executed Purchase Notice, in the form attached hereto as Exhibit A, in which event the Company shall issue to Optionee that number of Shares computed using the following formula:

X = Y (A-B)

        A

where

X =	the number of Option Shares to be issued to Optionee.

Y =	the number of Option Shares purchasable under the Option being exchanged (as adjusted to the date of such calculation).

A =	the Market Price on the date of notice (as provided in Section 8) of the exercise of this Option in accordance with the terms herein.

B =	the Exercise Price of the Option being exchanged (as adjusted in accordance with the terms herein).

The “Market Price” on any trading day shall be deemed to be the last reported sale price of the Common Stock on such day, or, in the case no such reported sales take place on such day, the last reported sale price on the preceding trading day on which there was a last reported sales price, as officially reported by the principal securities exchange in which the shares of Common Stock are listed or admitted to trading or by the Nasdaq Stock Market, or if the Common Stock is not listed or admitted to trading on any national securities exchange or the Nasdaq Stock Market, the last sale price, or if there is no last sale price, the closing bid price, as furnished by the National Association of Securities Dealers, Inc. (such as through the OTC Bulletin Board) or a similar organization or if Nasdaq is no longer reporting such information. If the Market Price cannot be determined pursuant to the sentence above, the Market Price shall be determined in good faith (using customary valuation methods) by the Board of Directors based on the information best available to it, including recent arms-length sales of Common Stock to unaffiliated persons.

(c) Upon exercise of this Option the Company or the Company’s agent shall deliver to the Optionee a certificate for the number of Option Shares to which the Optionee shall be entitled.

(d) Upon exercise of this Option, the Optionee shall be deemed to have become the holder of record of the Option Shares represented by such exercise.

2. Adjustments.

(a) If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Option Shares purchasable upon the exercise of this Option shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Option immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

(b) In case of any recapitalization, reclassification or change of the outstanding securities of the Company or of any reorganization of the Company or any similar corporate reorganization (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings) on or after the date hereof (a “Restructuring”), then as a condition to such Restructuring, lawful and adequate provisions shall be made so that in each such case Optionee, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Option immediately prior thereto, all subject to further adjustment as provided in paragraph (a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Option after such consummation.

(c) When any adjustment is required to be made in the Exercise Price or the number Option Shares issuable upon exercise of this Option, the Company shall promptly mail to the Optionee in accordance with Section 8 hereof a certificate setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Option shall be exercisable following the occurrence of any of the events specified in this Section 2.

3. Transfers. The Optionee acknowledges that this Option and the Option Shares have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Option or any Option Shares issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Option and such Option Shares and registration or qualification of this Option and such Option Shares under any applicable Blue Sky or state securities law then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required.

4. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Optionee against impairment.

5. Termination. This Option (and the right to purchase securities upon exercise hereof) shall terminate upon the Expiration Date.

6. Reservation of Stock. The Company covenants and agrees that all Option Shares that may be issued upon the exercise of the rights represented by this Option will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Option, the Option Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Option. The Company will take all such action as may be necessary to assure that the Option Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or quotation system upon which the Option Shares may be listed or quoted.

7. Replacement of Option. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and (in the case of loss, theft or destruction) upon delivery of a reasonable indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Option, the Company, at its own expense, will issue, in lieu thereof, a new Option agreement of like tenor.

8. Mailing of Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature page hereto.

9. No Rights as Shareholder. Until the exercise of this Option, the Optionee shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

10. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay an amount equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise.

11. Amendment or Waiver. Any term of this Option may be amended or waived upon written consent of the Company and the Optionee. Any such waiver of a breach of any provision of this Option shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Option.

12. Representations of Optionee. The Optionee hereby represents and warrants to the Company that: (a) he has had access to and is familiar with information concerning the Company’s business, affairs, financial condition, and prospects and (b) he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of accepting the Option.

13. Headings. The headings in this Option are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Option.

14. Governing Law. This Option shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

15. No Assignment. This Option is not assignable or transferable by the Optionee, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e).

IN WITNESS WHEREOF, the Company and Optionee have each caused this Option to be executed as of the Issuance Date.

Coach Industries Group, Inc.

By:	/s/ Francis O’Donnell
Francis O’Donnell, President
12330 SW 53rd Street
Suite 703
Cooper City, FL 33330

“Optionee”

/s/ Steven H. Rothman
Print Name:	Steven H. Rothman
Address:	49 Roberts Road
New City, NY 10956

EXHIBIT A

PURCHASE FORM

To:	Coach Industries Group, Inc.

Dated: [                    ]

The undersigned record holder of the within Option hereby irrevocably elects to exercise the right to purchase [                            ] Common Shares evidenced by the within Option, according to the terms and conditions thereof, and herewith makes payment of the purchase price in full. Payment shall take the form of (check applicable box):

☐	cash, certified check, bank draft or confirmed wire transfer; or

☐	the cancellation of such number Option Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Option with respect to the maximum number of Option Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

The undersigned requests that certificates for such shares and Options shall be issued in the name set forth below:

Dated:	By:
Print Name:
Print Title:

Social Security No. or other identifying number:____________________________________________________________________

Name to who certificates are to be issued if different from above._______________________________________________________

Address:________________________________________________________________________________________________________

Social Security No. or other identifying number:____________________________________________________________________

If said number of shares and Options shall not be all of the shares purchasable under the within Option, the undersigned requests that a new Option for the unexercised portion be registered in the name of:

___________________________________________________________________________________________________________________

(Please Print)

Address:________________________________________________________________________________________________________

Social Security No. or other identifying number:____________________________________________________________________

Signature:_____________________________________________________________________________________________________